UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 17, 2019

                        PURE HARVEST CANNABIS GROUP, INC.
                  -------------------------------------------
                (Name of registrant as specified in its charter)

           Colorado                333-212055              71-0952431
    ----------------------       ---------------       ------------------
    State of Incorporation       Commission File          IRS Employer
                                       Number          Identification  No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                            -------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                             ----------------------
                      Telephone number, including Area code


                 Former name or former address if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 8.01   Other Events

     On September 17, 2019 Pure Harvest Cannabis Group, Inc., through its wholly owned subsidiary Pure Harvest Hemp, Inc., entered into discussions with a large distributor of consumer products. The business arrangement being discussed is the opportunity for the distribution of a variety of Pure Harvest Hemp CBD products in the midwestern US. The discussions are in a preliminary stage and there is no assurance that the companies will reach an agreement or, if an agreement is reached, that it will be profitable to Pure Harvest.




























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 18, 2019

                                       PURE HARVEST CANNABIS GROUP, INC.


                                       By: /s/ Matthew Gregarek
                                           -----------------------
                                           Matthew Gregarek
                                           Chief Executive Officer